Exhibit 99.1

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                                                                Final Transcript








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Thomson StreetEvents(SM)
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Conference Call Transcript

HOOK - Q1 2008 Redhook Ale Brewery, Incorporated Earnings Conference Call

Event Date/Time: May. 20. 2008 / 11:30AM ET




















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


 CORPORATE PARTICIPANTS
 Paul Shipman
 Redhook Ale Brewery, Incorporated - Chairman, CEO

 Jay Caldwell
 Redhook Ale Brewery, Incorporated - CFO

 David Mickelson
 Redhook Ale Brewery, Incorporated - President, COO

 Terry Michaelson
 Craft Brands Alliance - President

 Anne Mueller
 Redhook Ale Brewery - Director - SEC Filings



 CONFERENCE CALL PARTICIPANTS
 John Sabo
 Analyst

 John Kohler
 Analyst

 James Cole
 Analyst



 PRESENTATION



--------------------------------------------------------------------------------
Operator


 Good day, ladies and gentlemen, and welcome to the First Quarter 2008 Redhook Ale Brewery Incorporate Earnings Conference Call. My name is Jasmine and I'll be the operator for today. At this time, all attendees are in a listen-only mode. We will conduct a question-and- answer session towards the end of this conference.

(OPERATOR INSTRUCTIONS)

I will now like to turn the presentation over to your host for today's call, Mr. Paul Shipman. You may proceed, sir.


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 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Thank you, Jasmine. Good morning. I wish to welcome you to the Redhook Ale Brewery Question And Answer Conference Call to discuss our results for the quarter ended March 31, 2008. We'll also discuss the events related to the filing on May 12th, 2008, of our Proxy Statement and 2007 Annual Report concerning our merger with the Widmer Brothers Brewing Company.

David Mickelson, Jay Caldwell, and I will give a few brief comments and then open up the call for questions. I've also asked Anne Mueller, Director of SEC reporting and Terry Michaelson, President of Craft Brands Alliance to join us should there be any questions specific to their areas of expertise. Before we begin, I will ask Jay, our CFO, to read our Safe Harbor Statement.


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 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 Welcome to Redhook's 2008 First Quarter Conference Call. Redhook would like to remind everyone that this call may contain forward-looking statements, which are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual results may differ materially from those expressed, implied or forecasted in any such forward-looking statements. Expressions of future goals with similar expressions reflecting something other than historical fact are intended to identify forward-looking statements.


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


For a list of factors that could cause Redhook's actual results to differ materially from those described in the forward-looking statements, please refer to the Safe Harbor Statements in Redhook's most recent filings with the Securities and Exchange Commission. Unless required by law, Redhook undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. A copy of Redhook's most recent filings with the Securities and Exchange Commission are available in the Investor Relations' section of Redhook's website located at www.redhook.com.

Redhook has filed with the Securities and Exchange Commission a registration statement on Form S-4 that includes a joint Proxy Statement Prospectus and other documents relating to the proposed merger with Widmer. Investors and security holders are urged to read the registration statement on Form S-4 and the related joint Proxy Statement Prospectus including all amendments or supplements to these documents, because they contain important information about Redhook, Widmer and the proposed merger. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's website at www.sec.gov.

In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Redhook by directing a request by e-mail to investor.relations@redhook.com, or by mail to Redhook Ale Brewery, Incorporated, 14300 Northeast 145th Street, Suite 210, Woodinville, Washington 98072, Attention, Investor Relations. In addition, investors and security holders may access copies of documents filed by Redhook with the SEC in the Investor Relations area of the Redhook website at www.redhook.com.

All shareholders of record, as of May 5th, 2008, were also mailed a copy of these documents. Redhook and its Executive Officers And Directors may be deemed to be participants in the solicitation of proxies and the Redhook shareholders in connection with the proposed merger. Information concerning the interests of these executive officers and directors in the merger, including their beneficial ownership of Redhook common stock is included in the joint Proxy Statement's Prospectus.

Additional information regarding the Executive Officers And Directors of Redhook included in the Redhook Annual Report on Form 10-K/A for the year ended 12/31/2007, which was filed with the SEC on May 12th, 2008. These documents are available, free of charge, at the SEC's website www.sec.gov and from Redhook Investor Relations. Paul?


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 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Okay. In January, 2007, as many of you know, Redhook announced we've entered into discussions to join our Company with the Widmer Brothers Brewing Company in Portland, Oregon. We appreciate that our investors have had to be very patient, while we worked through the very intense effort towards a merger of the two companies.

We're pleased to announce that on Monday, May 12th, we filed our final registration statement on Form S-4 with the SEC, which included a joint Proxy Statement and Prospectus for the proposed merger with Widmer. The SEC accepted the document with a recorded effective date of May 13, 2008. We are now waiting for the shareholders meeting on June 24th, 2008 in which all shareholders of record as of May 5th, 2008 will be entitled to vote on the proposed merger with Widmer and other resolutions detailed in the Proxy Statement. For those on the call that are shareholders of Redhook Brewery, we hope you'll return your vote in support of the merger at your earliest convenience. David?


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Since this past summer, management and employees of both companies have been working diligently on the effort to successfully integrate the two breweries. Many mergers fail due to lack of preparation and execution prior to the actual date of going live. We've created integration teams in all functional areas to identify and prepare, as necessary, to a system of adopting best practices from both companies. These team leaders then comprise a team along with senior management of the future new company to monitor and make decisions for the post-merger company.

The  greatest   emphasis  has  been  in   preparing   for  our  SOX   compliance
responsibility which is linked into integrating the computer systems into one platform going forward. We believe this effort is preparing us well for a smooth transition. We fully appreciate there will be many operational challenges ahead. But we're working to be prepared for as many as possible in advance.

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


Additionally, transitioning our sales force into one national organization has been a priority. We will have an excellent opportunity to execute national strategies and chain business in a more efficient manner and build a key account team to focus on all major call points. Currently, we just can't be as efficient with two separate sales forces on a national basis despite best efforts.

The future bodes well with better planning able to drive operational efficiency at the breweries, extending through our sales channel to our customers. This integration won't happen overnight. But tremendous progress has already been made.

Likewise, the future Board has met on two occasions comprised of the two Redhook, two Widmer, two Anheuser-Busch members and Kurt Widmer as our Chairman. We've been working to establish the makeup of the various committees, set goals and directions for the post-merger company, keep them up to speed on integration progress and understand preliminarily the Board's expectations.

We have spent a tremendous amount of time preparing for the merger while simultaneously being challenged by economic and margin pressures. Rising raw materials, fuels costs and the impact this causes in other areas are well-documented and brewers have to be close -- have to closely evaluate pricing strategies. Raising prices during a tough economy raises the risk of volume impact.

As previously mentioned, as a merged company, we will be in a better position to improve brewery efficiency in operations and through the sales channel. We'll also be able to measure our performance without the various contract brewing and transfer pricing mechanisms that affect all three entities, Redhook, Craft Brands and Widmer. Jay?


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 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 Shipments for the first quarter of 2008 totaled 68,400 barrels, an increase of 3,100 barrels or 5%, over the same period of 2007. The 3100 barrel increase in shipments resulted from 1300 barrel increase from the AB territory of the Eastern and Midwestern States; a 200 barrel decrease in the CBA territory of the 13 Western States; an 1800 barrel increase in contract brewing to Widmer and an increase in 200 barrels from other sources, primarily our pubs and dock sales.

These shipments led to net revenue of $9,372,829, in the first quarter, compared to $8,542,962 in the first quarter last year, an increase of 9.7%. This was helped by increases in the revenue per barrel in the AB territory and CBA territory of 3% and 5%, respectively, over the comparable periods in 2007. Contract brewing of Widmer Hefeweizen also improved by 4% in the quarter-over-quarter comparison.

Unfortunately, this increase in volume did not translate into higher margins. While the increased volume of contract brewing helped Redhook absorb volume, the fully-absorbed pricing was below break-even, which impact our overall gross margin. Redhook sales to CBA are made at a contractual price as are Widmer sales to CBA.

The contract price is based on a formula tied to the prior year's sale and does not take into consideration the rapid increase in raw materials, particularly those we saw for hops, barley malt, and wheat in the second half of 2007. As a result, Redhook sales to CBA were also below break-even and we relied upon CBA, which benefited from the increased wholesale and retail prices, to generate sufficient margin to make the sales channel performance profitable.

As a result, gross margin declined by $359,177, compared to 2007 or by 4.6% of net revenue. CBA's contribution to Redhook increased by $75,200 in 2008, when compared to 2007, which did not fully make up for the increased production costs incurred in 2008.

Redhook's operating expenses decreased by $75,000, while uncapitalized merger expenses expensed in this current period increased by $18,000. In addition to the merger costs referenced above, Redhook, as the surviving accounting entity, capitalized external merger costs. The total external merger costs capitalized by Redhook in the first quarter of 2008 were approximately $124,000, bringing the total capitalized since October 1st, 2007, to $278,000.

Primarily, as a result of the aforementioned factors, lower gross margin and merger costs, offset by decreases in operating expenses and increases in CBA's equity income; net income declined by approximately $220,000, compared to 2007, resulting in a net loss of $544,000.

Redhook's liquidity does remain strong. We paid off our long term bank debt in the fourth quarter of 2007 and negotiated a new arrangement with Bank of America on what we believe to be favorable terms. As of March 31st, 2008, Redhook had over $6.1 million in cash and $4,420,000 in working capital, with only $43,000 in interest-bearing debt. There have been no draw-downs against the new bank facility.

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


Redhook is expanding its capacity of its Portsmouth brewery in 2008 to be ready for production of new products on the East Coast in anticipation of a successful merger. This expansion is currently underway and is planned in two phases expected to be completed in the third and fourth quarters of 2008. The expansion consists of adding twelve 400-barrel fermenters, four 400-barrel bright tanks, four 200-barrel bright tanks, and associated upgrades in piping, delivery systems, refrigeration and automation controls. The expected costs of these upgrades is expected to be $6.1 million and expected to bring in additional 35,000 barrels of capacity online in Portsmouth when completed.

At the conclusion of this current expansion, Redhook expects to have theoretical capacity under ideal brewing conditions allowing only for standard production loss of approximately 500,000 barrels between our Woodinville and Portsmouth breweries. Our practical capacity will be 20% to 25% less due to seasonality, maintenance, changeovers between beer runs and packaging, and other factors. Paul?


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 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Okay. Let's open the call up for questions.



 QUESTION AND ANSWER



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Operator


(OPERATOR INSTRUCTIONS). And your first question comes from [John Sabo], you may proceed.


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 John Sabo Analyst


 Good morning. Thanks for taking the question. I guess the first thing I wanted to try to understand is the contract brewing that you're doing for Widmer. I think you did about 82,000 barrels last year. Can you tell me how much of that was in Portsmouth?


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Well, very little contract brewing in Portsmouth. That was a week's worth of production, if I remember right, John, that we had to transfer back across the country to the Western part. So, I'm going to say it's under -- Anne is looking for it, but I think it's well under 5,000 barrels.


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 John Sabo Analyst


 Okay. All right. So --


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Most of it's contract. Most of the production in the East, of course, is Redhook's production under its licensing agreement.


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 John Sabo Analyst


 -- Right. Okay. So, most of that was West.


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Right.


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 John Sabo Analyst


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


 And I just wanted to make sure I understand also the Widmer brewing capacity expansion. I think, in the S-4, it said about 210,000 barrels of capacity from the new -- the build-out of the existing facility, I guess. Is all 210,000 of that coming online? Or is that sort of the total maximum capacity once all the fermentation tanks are in? Or, sort of what's coming online of that 210 this year?


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 In Portland or Portsmouth?


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 John Sabo Analyst


 In Portland.


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Portland.


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 John Sabo Analyst


 Yes.


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 I don't really want to speak for Widmer on their recent capacity. Terry, would you like to address? I could -- I think the -- I think I believe I know where that's going, but it might be best if you had a chance to weigh in on that.


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 Terry Michaelson  - Craft Brands Alliance - President


 Okay. Thanks, Dave. The capacity that was added is about half of what we can totally add. So, half of the tanks were added on. So, the theoretical capacity is what you saw in the document. From a practical standpoint, based on our mix here, that's probably more in the range of 150,000 to maybe a little less than that that was added on. And, again, as it was -- it's been described, a lot of what happens with capacity just ends up in how much variety and what kind of products are being run through.


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 John Sabo Analyst


 Okay. So, I guess where I'm going with all of this is I'm trying to understand how we're going to replace the 82,000 barrels that effectively Redhook was brewing for Widmer. And I'm assuming that all or most of that volume is going to go to Portland. So, that would fill up, Terry, I guess about a little less than half of the production capability that you're bringing online. And it also leaves 82,000 barrels of capacity in Woodinville. So, how quickly and with what products do you think you're going to be able to fill the remaining capacity, be it at Portland or Woodinville?


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 John, if I could weigh in first before Terry gets on those other products. I think the important thing to note, and I think we have alluded it -- to it in prior calls, is the opportunity we have in the future. I wouldn't say 80 -- the 80,000 barrels, or whatever, produced in Woodinville. That's not all going to transfer away because, obviously, shipping is becoming, freight is becoming such a major line item to us. We're going to look very hard, and we already are, in fact, in maximizing the efficiency in production closest to the channel that we sell to.

So, there are -- there's a lot of products shipped to Hawaii, to Alaska, to the Northern States in the U.S., where we're going to have the opportunity and the

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flexibility  to produce in Woodinville  for many of these markets.  And then the larger volume products can be produced and those heading South and Southeast, still within the Western side, for instance, can be produced in Portland. And we can become more efficient with the larger batch size that the brewery in Portland has.

So, I think it's not a matter of automatically transferring all that production straight south. It's a matter of efficiently allocating the production to both facilities based on the size of the brew house, the specific products and the volume needed of those products and then where they're going to market. Terry, you want to add to that in terms --


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 Terry Michaelson  - Craft Brands Alliance - President


 I think you explained well. I think the only other thing, as we look at the Widmer Brewery, is that Kona is also made in the Widmer Brewery. So, some of that capacity will continue to be filled by Kona growth.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Right. Okay. So and what was the Kona volume in '07?


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 Terry Michaelson  - Craft Brands Alliance - President


 Jay, you're going to have help me with that in terms of have we reported that in terms of separate brands? I want to make certain that I'm not providing information that --


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 Dave Mickelson - Redhook Ale Brewery, Incoorporated - COO

 I don't think that we have a history of disclosing the Kona volume separately.


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 John Sabo Analyst


 Well, there was disclosure in there about the Kona. I just -- it wasn't clear to me what the net volume was, whether you were including shipments to -- back to Kona or not in that total.


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 Dave Mickelson - Redhook Ale Brewery, Incoorporated - COO


 The total definitely would include shipping product from Portland back to Hawaii because, especially in the packaged side--


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 Anne Mueller  - Redhook Ale Brewery - Director - SEC Filings


 It's on a consolidated basis at Widmer. They would have eliminated -- it wouldn't be double counted.


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Dave Mickelson - Redhook Ale Brewery, Incoorporated - COO



 Yes, we wouldn't double count it. But, on the number, we include it.


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 Anne Mueller  - Redhook Ale Brewery - Director - SEC Filings


 (inaudible)


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Dave Mickelson - Redhook Ale Brewery, Incoorporated - COO



 It includes Kona going back to the Islands as well as its largest markets in California.


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 John Sabo Analyst


 Well, I don't have it right in front of me, but I seem to remember it's like 35,000 and 14,000. And so I guess I wasn't clear whether the net was 21 or 50?


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Jay Caldwell - Redhook Ale Brewery, Incorporated - CFO
 Well, in Widmer's financial statements, they do disclose volume of barrels, which are then Widmer's financials are part of the S-4.


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 John Sabo Analyst


 Okay.


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Jay Caldwell - Redhook Ale Brewery, Incorporated - CFO

 So, what was your question, again, John? The volume of --


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 John Sabo Analyst


 Well, I was just trying to understand sort of order of magnitude. I mean what the increase could be in Kona and the base from which we're going.


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Without providing, while they look up a few numbers, without providing too much future, because we don't typically ever do any of that, that Kona is a very, very high-growth brand. And it's performing very, very well in the market, both throughout its established -- well, the relatively newly established work that Craft Brands Alliance had done in the West, it's also got introduction and traction in the Southeast.

Jay Caldwell - Redhook Ale Brewery, Incorporated - CFO

 Kona produced, it looks like the -- it was 53,100 barrels in 2007, compared to 36,500 barrels in the year prior, in 2006.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. And that 53,100, does that include the volume shipped back to Hawaii?


--------------------------------------------------------------------------------


Jay Caldwell - Redhook Ale Brewery, Incorporated - CFO

 Yes.


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Yes, it would or -- yes, anything other than what is produced at the Kona Brewery itself for sales only in Hawaii.


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


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 John Sabo Analyst


 Okay. All right. So -- okay, that's fine. So, would it be safe to say that the Kona -- the growth in Kona is sort of where you're expecting to help fill this additional capacity on the West Coast?


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Well, I think the growth of Kona, as well as IPA -- the growth of the Long Hammer and the Widmer Hefeweizen is our primary drivers going forward are definitely where we see that. And we have -- yes, I mean, those are the brands that are really leading the charge. We're not talking about anything new in there. And we haven't lately.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. I also noticed in the S-4 that you added the Broken Halo IPA to the licensing agreement in the East. Are you planning on rolling out some of those other brands in the East as well, whether it's Broken Halo or even the Kona in the East?


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 The Broken Halo, I think we only did in the West, didn't we?


--------------------------------------------------------------------------------
 Anne Mueller  - Redhook Ale Brewery - Director - SEC Filings


 It's the contract (inaudible)


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 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 And it's a contract brewing piece that was in the West. To get to your question -- your answer, well, certainly part of our national strategy is to expand the offerings nationally of the Widmer brands because we've only got the one signal Widmer Hefeweizen product in the Eastern half of the country. So, we very much look forward to introducing other packages to the market. Having a nice brand family to support it in the trade, there's a lot of interest from our wholesalers. So, we're excited to get to that. We need the expansion to be completed before we can really jump into that.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. I'll just -- if I could just ask maybe two more questions and then I'll let someone else take a shot. But, I guess regarding that expansion of capacity in the East, I'm trying to understand the math on this because in 2007, you spent $1.3 million to increase the capacity by 25,000 barrels. And now, we're talking about $6.1 million for 35,000 barrels. Why is it so different this time through than last year?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Without question, I need to do is sit down and go over this and bring it out perhaps and highlight it at the next call, if not sooner. The theoretical capacity, it varies so much across the board. We have products that can -- that take up to a month to produce and products that take around a week to produce. And so it does fluctuate greatly.

In fairness to Jay's comments there, we were doing some production planning and whatnot as recently as yesterday. And what I will tell you is that the number of those fermenters and the total cost is overstated for what you're going to see in 2008. We're not going to do the phase two of that right away necessarily. We don't have formal approval of our Board to engage in that phase two.

And so, I think it would be better for me to spend a little time on that with our team and give you a full synopsis at the next meeting, if that would be acceptable to you, to just go over that. Because I can understand your questions and I don't have a really good answer for you right now because we've come at it a lot of different ways. And we need to come at it -- we need to come at it again, I believe.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 With $6.1 million, ultimately invested, the brewery would be close to full completion. Am I--


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Right, right.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


And the full theoretical capacity of a Woodinville or a Portsmouth is 250,000 barrels. So, where (inaudible) --


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 It can operate efficiently from anywhere from 200,000 barrels--


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Yes.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- to 300,000 barrels --


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Right.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- depending on the product mix.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 And it just--


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 You're owed a better explanation than I'm giving you right now --

--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Yes.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- and we'll work on that.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. Well, just to clarify then, when you said you weren't -- you didn't have approval to do phase two. What's the split in terms of that $6.1 million in terms of phase one versus phase two?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Well, the one thing I have to include in a lot of that is that also includes the waste treatment effort, which is the build-out of that part of the brewery operation for ultimate capacity. So, what we can't just say is take that -- there's a lot of cost in there, about $1.3 million, I'd say, just related to waste treatment alone that really isn't part of that capacity number.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 It doesn't--


--------------------------------------------------------------------------------
 John Sabo Analyst


 But you can't --


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 -- But you have to (inaudible) the capacity without doing a waste--


--------------------------------------------------------------------------------
 John Sabo Analyst


 -- Right.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 --treatment.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Right. So, it's not simply adding of tanks divided by the cost to get the cost per barrel.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 Right.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO

 It doesn't work that way. But we're adding eight 400-barrel fermenters and four brightt -- four 400-barrel bright tanks, which is four and two less than what we talk about. So, it's approximately two-thirds.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. All right. Great. Okay. And then the last thing is you mentioned the pre-merger integration planning process, I guess, that you've embarked on. Could you give us some examples of the progress that you've made in this process? And specifically what are the highest priorities for activities that need to be done sort of right around the closing of the transaction?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Well, I mean, I guess I could do an example because there -- by every functional area, we have an integration team that meets together and has been meeting for over six months and pounding through what are the challenges ahead. What are the obstacles to get us together? If you look at the finance and accounting area, for instance, you would have a team meeting to -- for ERP implementation, for SOX controls and implementation, for staffing requirements for the public company post-merger.

We have all the IP infrastructure needs. All those things have been tracked and we've had -- we've employed somebody that's an expert in these things to monitor the performance and regularly update our senior management on the progress in all those key areas.

I think you'd see that in every functional area. The selling and marketing teams meeting, understanding when we go live, how does the point of sale work nationally. How do we attack the chain business on a national call point basis? And they've worked through that to great degrees. Terry, please feel free to weigh in here, too. We really have spent so much time in every area, perhaps you'd like to add something?


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 I think you described it well. I think, John, in terms of kind of the focus areas, obviously, what we've looked at is to make certain that in this integration process, we're able to report financially, publicly in a manner that we need to, as well as create the business intelligence internally to really identify how we're going to build our business. And, for instance, on the sales and marketing end, as they've gone through the integration process, they've really worked to make sure we're on one planning platform to identify where the opportunities are so that we can attack those more effectively and efficiently.

So, all of the activity Dave's talked about has really been focused on one, making sure the infrastructure's there; and two, that we're more effective going to market and creating profitability from that.


--------------------------------------------------------------------------------
 John Sabo Analyst



 Okay. So, maybe just could you provide just a little more sort of detail on that selling and marketing, and the national sales expansion strategy? I think that was one of the primary reasons listed in the document about the rationale for the deal. What maybe give me a specific example of what you're doing to improve that national sales presence with the combined Company?


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 Okay. I think a specific example would be that we're working on a planning process, a trimester planning process that includes consistent specifics in terms of how we're analyzing. And if you take national accounts, for instance, how we're analyzing our distribution position in those specific channels and then targeting exactly how our sales force and our wholesalers are going to approach trying to increase distribution so that we've got an information systems model that we're using to provide the backbone and the platform for that, and then a process planning standpoint for the people to work together. So, at this point, we've got the group basically completely integrated in a consistent planning process that allows us to use both the information systems and a process to target that.


--------------------------------------------------------------------------------
 John Sabo Analyst

 Okay. And will there be new opportunities that are coming out of this? Or are you talking about sort of analyzing the existing opportunities and trying to use the improved product portfolio, the combined company, to increase the results of your marketing activities?


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 Well, with any of these, we're looking at both how we improve the velocity in the existing accounts; what kind of program we can put against that. But, we're also looking at the market data that we have to see where there are opportunities for additional placements for the products we have as well as the introduction of new products into -- or the products that aren't in all the regions. So, we're looking at both.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. All right. I'll jump back in and give someone else a chance. Thanks.


--------------------------------------------------------------------------------
Operator


 (OPERATOR INSTRUCTIONS). Your next question comes from [John Kohler]. You may proceed.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Yes, good morning.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Good morning.


--------------------------------------------------------------------------------
 John Kohler Analyst


 (inaudible). I was wondering if you had a advertising, marketing spending, expenditures in the quarter, outside of this CBA territory?


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


I don't think we highlight separately the sales and marketing spend. We're looking it up. We don't--


--------------------------------------------------------------------------------
 Anne Mueller  - Redhook Ale Brewery - Director - SEC Filings


 Yes, we provide an annual (inaudible)


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 -- We only provide it annually.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Okay. Perhaps you can give me an idea of what the expenditures were relative to CBA? In other words, is it significantly above; significantly below or on par with?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO

 Well, the CBA tracks through that operation. So, we really transfer that cost to our joint company there. We can try to look up -- that's part of the difference between the transfer price and the selling price, and the reimbursement to Redhook. If you want--


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 Right. Yes, we --


--------------------------------------------------------------------------------
 John Kohler Analyst


 All right.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 -- We can get that. I think we can get a comparison here fairly shortly.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Okay.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 CBA, basically, reports a net profit to us and what we'll have to do is look at their financial statements and compare to what we're spending on the East Coast.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Okay. I can do that. I guess, I could look that some of that. I can look at what the profits are and the contribution, I guess.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Yes, what we can do is we are planning, not just through the integration, but through some of the staffing effort as well, to place highly qualified and talented people in key positions for the post-merger company in many respects to be ready to hit the ground running. So, on both sides of the country, we have been working at adding a few people in key spots, which we did do over the last six months in the East of the Redhook territory, for example.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Right.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 But we helped offset that by some less spending on programs. So, we're trying to be responsible on that regard.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Okay. Yes, I was just trying to get an idea because I know the Redhook volumes in the CBA territory haven't been great. But, outside of that, it looks like they improved a little bit. I was just wondering if that was due to marketing spending on Redhook's part, or if it was something else.

--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 I don't know. Terry, if you have a feel for that. It's hard for me to weigh in on the internal CBA in terms of the spending. The brands are showing some nice growth within product.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Yes..


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 The Long Hammer, for instance, is doing extremely well in the West also.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Right.


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 Historically, the West has spent more than the East. And that has to somewhat to do with, obviously, the volumes and the volume base. I think, as we discussed the last time kind of, I think the difference in the growth patterns to this point have to do with the size that ESB was in the West versus the East, and the size that Long Hammer is in the East. And Long Hammer is the growth brand. So, at this point, Long Hammer's fueling really the positive movement of the Redhook brand across the country. But that really shows more in the East, where it's a bigger portion of the overall portfolio.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Great. Great. Thanks. Capacity utilization in the quarter, I guess, was 59% in Q1. I think I got that out of the Q. I was wondering if you had the figure for '07. And then, what it, historically, might be in the summer?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Yes, again, I really -- we will spend time and do this a little better subsequently. But, what I can tell you, because it is such a moving number and I need to define both ends of it better and it's fair for these questions to come up. What I can tell you is in the summer, we are very close to where we have to get very thin on wholesaler inventory because we just can't keep up with volumes in the East, fueled, as Terry mentioned, by the growth of the Long Hammer brand.

So, we are anticipating a very tight period this summer until such time that the additional capacity can come on in the early fall, which will then immediately receive a boost from the efforts to hopefully work out an arrangement where we can expand the Kona distribution via production in Portsmouth. And then, definitely, by expanding the Widmer line throughout Portsmouth. So, summer, on a weekly to monthly basis, I believe we operate well north of 90% capacity utilization in our plant, on average, based on a mix of different products.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Yes. Okay. That's extraordinarily helpful. Also, in the Q, I think I read that the raw material cost increases, that $5.10 per barrel, I think was what was quoted as the increase in costs. Is it likely that you can get $5.10 increase in price? Or is -- you seeing pushback or you haven't tried to do that?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO

 I think we have been fairly aggressive. We saw the 5% [plus] and the 3% [plus] increases in pricing East and West, respectively. We are definitely seeing -- I was just at our local -- a local market yesterday and saw the frontline price of Redhook product at $9.99 on the shelf. And it was on a price promotion, $1.50 off at $8.49. These are prices that our industry hasn't seen before and everybody else is there already. So, we have lots of opportunity to analyze.

And we have a really strong area going forward in analyzing the pricing to make up that. They are commodity pricing. And we've seen some views of the future that look promising, though it's too early to predict for sure. But I think there's some normalization of that pricing coming in the future. But, in the short term, we have to be able to recapture it through price and mix. Otherwise, we have no margin traction. So --


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 That's right.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- we really have to look at that.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Okay. Do you think that the lower dollar and consequent price pressures on the imports gives you some cover to do that? Or do you think--


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Certainly--


--------------------------------------------------------------------------------
 John Kohler Analyst


 -- that that's sort of a red herring?


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Certainly, what's happened with the imports is our impression. The imports have decreased their selling and marketing activity and their volumes aren't nearly as strong. The tendency for people have been accustomed to dealing with a strong dollar has been to put it off and pray that somehow the dollar would regain what it had. The last thing they want to do is to raise prices. But we think that the big price increases on the imports are right around the corner.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 And many of them are -- many of them are being realized now. I just saw Corona in the same market--


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Yes.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- price on par. It's providing a nice umbrella.

--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Right.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 And it is helping.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Heineken, same thing.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Yes, yes.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 So, these things are -- they don't happen too quickly. People want to operate in their state of denial that the dollar is kind of permanently weakened and but, I think that the competitive position for Craft beers, in general, and this -- and the new company, in particular, with having three breweries strategically located is positive.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Great. Then one last question. And I'm not sure you'll be able to answer, but I'm going to try anyway. The overall size of the Hefeweizen market in the U.S., I was wondering if you had that in barrels or, and then, what percent of the market is Widmer, of that?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Terry, this is one that I -- we talked about a bit yesterday. Perhaps, you'd like to address this a little bit with some estimates.


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 Well, the Hefeweizen category is around 15% of the overall Craft industry. And that depends on kind of the measurements. We've seen everything between 11%, 12% and 15%, so it's 15% at the top end. And there's no consistent measurement in this industry. But, we think it's around that percentage. And the Craft industry is someplace around 10 million barrels at this point. So, you can get a sense of what the size is.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Okay.


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 In terms of Widmer's position there, that's extremely difficult because we don't have on-premise reporting on a national basis or really even very effective on a state basis. There's very few states. And the majority of Widmer's business is done on draft. So, to give you a very good perspective on what position we hold would be really, really difficult at this point.


--------------------------------------------------------------------------------
 John Kohler Analyst

 Okay. Okay. Well, I appreciate that data immensely. Thank you.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 John, and I wanted to, this is Jay. I wanted to give you a partial answer to one of your earlier questions. And part of the difficulty we're having answering some of the questions is we haven't disclosed, and aren't allowed to disclose, detailed information about Widmer or CBA, other than what is in the 10-Q. The S-4, which has a lot of detailed information, is 2007 annual numbers. So, we have to be cautious about what we're saying.

But, what we can say is in terms of spending on sales and marketing, we did disclose that CBA spent an additional $479,000 in the first quarter on sales and marketing above what they did in the comparable period of 2007. Redhook spent about $35,000 less in the comparable periods. And the major reason for that is that we launched Long Hammer IPA, major campaign on that in the first quarter of 2007, with some major spending that really helped launch that product and help it be the growth leader for Redhook on the East Coast. And so, the spending has dropped on absolute dollars. But, it's really tied to that launch of the program last year. If we took that out, our spending would have been up.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Okay. Great. And then one last question and I'll leave you guys to the next caller. Will there be any, at this point, or Goose Island brewing in the -- in Hook or Widmer?


--------------------------------------------------------------------------------
 John Kohler Analyst


 Any contact brewing?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Yes, what I can -- about all I can tell you right now is that Goose Island is an independent brewery that has an ownership interest. Widmer Brothers has an ownership interest in. But there is no current arrangement for brewing their products. It's a strong working relationship and it's through that investment primarily. But it is a relationship between Widmer and Goose Island and beyond that, it wouldn't be appropriate at this time for me to be able to talk about it.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Great. Thank you very much.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Thanks.


--------------------------------------------------------------------------------
Operator


 And you have a follow-up question from John Sabo. You may proceed.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Thanks. Just to follow up on the question about pricing, has there been any evidence that the price increases have affected demand? Can you give us any examples of cases where that's been true or not?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO

 I'm sorry, John, can you restate the question real quick? I was looking something up. I apologize.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Yes, I was just trying to figure out if you had any specific examples of pricing affecting volume? I think one of your competitors had commented a few weeks ago that that they hadn't seen the impact yet. And they basically described Craft beer as an affordable luxury, which I think is similar to what someone on the call from, I think it was Terry, might have said on the last call.

And so, I'm just trying to figure out if there's going to be sort of a delayed impact because of price increases haven't completely hit? Or the fact that you're seeing that $9.99 frontline price and the volume doesn't appear to have dropped off materially. Is that a good sign that the price elasticity is maybe not as great as some had expected?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 I think it is early to measure that still. I think there are a lot of states that we're still reacting and evaluating where the competition is and where we fit within that mix. So, I don't think you've seen the full impact of pricing, if there is one. And certainly, I hope that there isn't some lid that drops people to different areas. Historically, when we've been through tougher economic times, it kind of hasn't effected negatively and some, maybe it's forced them to drink more.

I don't know if that's appropriate to say or not. But, you know what I'm saying. It hasn't been impacted by tougher economic times. But we haven't, historically, we didn't have the cost pressures at the same time to the magnitude we have because we've never seen this over the last 20 plus years I've been involved. We've never seen this kind of variability in raw material pricing. So, I think it's a little early.

But, seeing, like we talked about, the umbrella kind of created with the import pricing and everything there and the impact, I think at the bottom end or in the premium even end is coming up as well. But you're seeing some protection there and buffer hopefully for the Craft segment to stay strong. Will people trade out of the beer business? I don't believe so.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 I think that the beer business, historically, is counter-cyclical. And the 1930s was one of the best periods for beer in the United States. So, I think that the Craft segment, affordable luxury. It's like ice cream, lipstick, things that go up during bad economic times.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. I guess, maybe I could ask it to you this way. You mentioned that it's sort of difficult to predict sort of what's going to happen because you've got inflation during a time of a slowing economy. But for the combined Widmer-Redhook it also comes at a time when you're bringing a significant amount of capacity online. What is the strategy to sort of deal with this? And what are the opportunities perhaps to take market share from smaller competitors that don't have the kind of advantages you have in terms of size and scale?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Before I ask Terry to maybe weigh in on this too, I think again, our national platform and the planning we've been going through to attack seamlessly throughout the country bodes well for us with -- I mean, if you look in the Eastern half of the country, in many of these markets, we have distribution in the 10%, 15%, 20% range and sometimes in the best of instances.

Whereas, some of our larger competitors are up in the 60%, 70%, 80% distribution range. So, we think by being able to execute through those channels, we'll be able to increase our distribution; support it with programs that hopefully will then generate the velocity. Even with that -- with the challenging economic times, we have so much area to grow distribution in that we haven't been able to get to before because of the fractional nature of our business. So, I think that's the biggest opportunity I see.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO

 The freight, that's the other thing.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 And freight would be one. Terry, is that on track?


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 Yes, I think you stated it very well. And I think we've discussed, to some extent, as it gets more competitive and the retailers are more demanding on what they want and it's really the costs are going up, I think it's going to be harder for some of the smaller competitors to really be aggressive in the marketplace.

And I think there's an opportunity in a market like this for a very strong national organization like us to take advantage of probably competing more effectively, delivering what the retailers are looking for. And, as Dave said, they're just significant distribution gaps out there. They're very few Craft breweries that have significant distribution on a national basis at this point. And we're in the same position. So, there's tons of gaps and now it's up to us to use the organization to go out and fill those and we're positive about that potential.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. That's helpful. So, the distribution gaps, I think as you characterized it, if you tried to relate it back to the results for the quarter, for example, we saw, what, about 19% growth in the Hook brands on the East Coast. Would that be primarily filling those gaps, I think as you said, in terms of taking distribution to new markets? Or is it more of you've established a beachhead, for example, in Florida and now you're just filling out within specific local markets? How granular can you describe it, I guess, would be the question?


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 Dave, do you want me to address that or do you want to?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Feel free to, Terry. I can add if I see anything.


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 I think, John, the answer to this point is both. The Redhook IPA, at this point, is in distribution in almost all states. But it's just started, so it's just really at a beginning point. So, it's going into those states and increasing that distribution. I think the distribution we have built is increasing in velocity as people discover the brand. So, I think, for each product is at a little bit different cycle. But, in general, we're looking at filling out in the markets we're already in the distribution and getting it to the level that really the market can support and filling those gaps as we talked about.

And then, as we're going forward on a national basis, as Dave alluded to, there's lots of states where the Widmer total portfolio and the Kona products have not been in distribution at all. So, there'd be a brand new opportunity there.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. Okay. All right. So, we still have a 10% to 15%, I guess as you describe, Dave, distribution penetration in the East, for example, and there's no reason why--


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO

 Yes, it varies greatly state to state, some we're very low, as Terry mentioned. IPAs very new to some. IPA can't even be sold in some states because of its alcohol percentage. So, that's a generalized statement, yes.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. But, is there any reason why you couldn't take that to 40% over time, I mean, particularly given the relationship with Anheuser-Busch?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 That would exactly be our goal, for instance, for Long Hammer IPA, to be the national leader in the IPA category. According to some measurements that we do have on off-premise channels in the states that report through chains, we are the number one national Hefeweizen. But we may be the third or fourth or fifth or even sixth largest in any individual state. And so, what we want to do is go in, expand the distribution and grow that shelf presence and expand that and become -- we used to talk about this where if we were third in the market, we want to -- our goal is to become second --


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 That's right.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- and then first and build off that.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 In the Craft beer business in the United States is a highly fractionalized regional business. So, if you have a national competitor that starts out as number three or four in a local market, and you agglomerate the markets, you have a national number one. Then what you want to do is to leverage the national number one against increasing and moving up the ranks in those local markets until ultimately, the ultimate question is does the industry of Craft beer in the United States become a national industry. If it does, everything's going to be super for us. There's no question about that.

And Sam Adams' strategy is to be national. And they're executing on that. And nobody argues with their current success. So, our vision for the business is that it becomes a national industry and we are national players. Nobody else is really organized that way except for Sam Adams.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 In my example, John, I think I said Widmer Hefeweizen. I mean Long Hammer, the number one IPA nationally.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Yes.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 I misspoke.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. But, the strategy would be the same sort of regardless of the product. I mean--

--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Right.


--------------------------------------------------------------------------------
 John Sabo Analyst


 -- I'm sure --


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 That's right.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 That's right, Hefeweizen with --


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- the same way, right.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. All right. So, that's helpful. Are there any examples that you can give us in terms of being able to leverage that national strategy? I mean, have you been able to increase your presence with grocery stores or--


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 There's grocery stores -- what the grocery stores are telling us is that they want national representation. And we do that with the big, big chains. And the thing about it is is that they have not gotten to the point where they insist that to make a call on them, you have to have a seamless national distribution.

What we saw, even during the early days of the business, when you would go into California, the buyers would start out saying well, it's okay if you don't have distribution in Susanville, which is out in the country in California. But, over a period of years, then they said you have to have distribution. If we have an XYZ store, anywhere that we have that store, you can't make a call on us unless you can assure us delivery in every one of our stores.

Now, we expect that to be happening in the future with the national chains. It hasn't happened yet. We're calling on them in anticipation of that. And we're getting more recognition, more features, more promotional activity because we make a compelling story that we are in all their stores. But, they're not -- it's not yet a barrier to competitors to not have the seamless national distribution. It's not as strong a barrier as it's going to be.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 But where you do get through that, when you have that ability to reach every store is you can get the ads placed, for instance.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 That's right.

--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 And because that store in Susanville has the same ad insert in the local newspaper and if they don't have that product on the shelf to offer, Safeway or whoever the chain is, may not be interested there. So, we've seen a lot of interest. We believe going forward, we have three very strong brands that we can present to these large chains. We have been presenting to them and we are seeing some fruits from that. But, we have so much more distribution to gain from it. That's part of the excitement in our future.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 That's right.


--------------------------------------------------------------------------------
 John Sabo Analyst


 And so, the distribution, nationwide distribution's important. But, would sort of the three-brand product portfolio be equally important? Or, sort of a close second in terms of being able to put an IPA, a Hefeweizen, and now this Kona, in the shelf all at once? How--


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Well, --


--------------------------------------------------------------------------------
 John Sabo Analyst


 How important is that?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- I do want to be careful that they are three separate brands. And they have distinct lives to them. But, I think what we offer is the ability to go to that retailer and provide a real strong solid program through those things 'cause they're always looking at new and change and different ways to approach the market. Terry, do you want to add anything on how you integrate those three brands into the channel?


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 Well, I think it is an important advantage we have on the national accounts level in the chains, because the grocery stores do want to meet the style requests of the consumer. And so, they need to have Hefeweizen. They need to have IPAs. They need to have Ambers and Stouts. And in trying to accomplish that, it's much more efficient for them to do it with one supplier that can provide them unique products that they can depend on the distribution from an AB network.

And they can depend on the quality. So, we are finding that that's an advantage and we found that in the West as we rolled out CBA that that became an advantage to us because we're supplying more gross profit dollars per call than suppliers who were taking in one product. And we were meeting more of their needs.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Oh, thanks. That's very helpful, Terry. If I could just turn back to the raw material costs, the packaging cost increases--


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 I wonder, John, if you can take a break and see if anybody else is in the queue.

--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay, sure, absolutely. I'd be happy to, thanks.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 And then come back to us.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay, sure.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Thanks, John.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Jasmine, is there anybody else in the queue?


--------------------------------------------------------------------------------
Operator


 Yes, sir. You have a question from [James Cole]. You may proceed.


--------------------------------------------------------------------------------
 James Cole Analyst


 Good morning, all. I may have missed this in the documents. But, will the combination of Redhook and Widmer present any new opportunities for hedging hops and barley malt contracts?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 I think, we've already, in part of our integration effort, we have been working together in that regard. And it has proved favorable to us based on the volumes in combination. We don't always use the exact same hops. But it does strengthen the relationship with the vendors and it does provide, and has provided, us with the ability to secure our needs going forward.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 I can tell you anecdotally when you talk with small regional microbrewers, they are really much more profoundly negatively affected by the current commodity crunch than we are. And I think it's a direct result of scale. And scale is part of the story for this business going forward.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 As an example, and this is just purely an example of a product that used to be $3, $4 a pound, the Redhook has paid upwards of $11, $12 a pound to secure for the coming year. I know of a small brewer, very small brewer, on the spot market that had to pay $50 a pound.


--------------------------------------------------------------------------------
 James Cole Analyst


 Is that for hops?

--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 For hops, yes.


--------------------------------------------------------------------------------
 James Cole Analyst


 Right. I just -- I was curious because I know Boston Beer has been very successful in hedging their hop contracts.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Well, they use (inaudible).


--------------------------------------------------------------------------------
 James Cole Analyst


 (inaudible)


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Yes, well, no, they've helped us.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 They do. They use forward contracts. We use forward contracts. And you have to be a certain scale to do forward contracts. They -- there's a difference between hedging and forward contracts. Hedging, you have to go into an actual futures market. And I don't think that that actually exists. You can do a cross-hedge. You can sell barley. But that's very tricky, too.


--------------------------------------------------------------------------------
 James Cole Analyst


 I didn't mean a hedge, really. I was just kind of using that.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 (inaudible) forward contracts.


--------------------------------------------------------------------------------
 James Cole Analyst


 Forward contracts.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 We use them.


--------------------------------------------------------------------------------
 James Cole Analyst


 Okay. I want to add that I think you all have been real generous in your answers, given the uncertainties that are presented in the merger. And I'm really grateful. Thanks a -- thanks a bunch.

--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Thank you.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Thank you.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 I got to tell you, I have a special perspective on this thing because I'm going to be leaving. But, I've been watching and the professionalism with which this entire merger has been approached, as a shareholder, I am gratified. I can assure you all of the professionals involved are working 125%. And I think the business is going to hit the ground running.


--------------------------------------------------------------------------------
 James Cole Analyst


 Well, I'm excited. I see synergies here. I've been the one who's asked about if you're ever going to get a lager and I just see this as -- I think there's just so many benefits here. So, I'm very excited and keep up the good work.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Thank you, Jim. Thank you. We'll get you that lager in the Kona, hopefully.


--------------------------------------------------------------------------------
 James Cole Analyst


 Okay. Thanks.


--------------------------------------------------------------------------------
Operator


 And you have a follow-up question from John Kohler. You may proceed.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Thanks. I know that Magic Hat recently bought Pyramid or signed an agreement -- announced an agreement. Now, that gives them some scale on both sides of the -- on the Coasts. I'm wondering if, in the competitive landscape that you see, you talk about national presence and the beneficial aspect of advertising. There's probably only a handful. And I was just wondering, you don't have to name them, but I'm wondering if you can quantify how many? Is it 10 or 5 that you think would -- could be competitive with you on a national scale in the Craft segment?


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Well, on a national scale, I think that you can sort of reel off the list just as an observer of the category. Sam Adams has national distribution, national sales force. Sierra Nevada, even though it has just one brewery in California, their beer is everywhere. The New Belgium is not really on the East Coast, although they just announced that they're going to start canning and I think that part of the thing that they're looking for is some geographical reach there because you can ship so many more cans in a truckload. And the list is getting pretty short.

I think that what -- the Pyramid and the Magic Hat merger is -- the Pyramid brand is very insignificant on the East Coast, where Magic Hat has the brewery. They got a sales force on the East Coast. Magic Hat, I don't think exists on the West Coast. So, they have some natural synergies between those two. But, you're talking about a handful. You're talking about a handful. And the period in which it's -- the option is available to create such a thing, the window is closing.

--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 The Pyramid brand is a formidable competitor in the Northwest and into California.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Yes.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 And the Magic Hat is a competitor in the Northeast, primarily.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 That's right. We tried to buy Pyramid years and years ago, but they --


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 They are--


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 For more than what they finally accepted.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 -- Yes, I think both tend to approach the market a little differently --


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Yes.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 --than we do.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Yes.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 And I'll leave it at that.


--------------------------------------------------------------------------------
 John Kohler Analyst


 Okay. Great, thank you.

--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Thanks.


--------------------------------------------------------------------------------
Operator


 And you have a follow-up from John Sabo. You may proceed.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Thanks. Just to go back to the raw material and the packaging question. Could you tell us how much your access to Anheuser-Busch, whether it's directly or through -- directly through contracted purchasing agreements or, I guess, indirectly through informal advice? How much has that AB relationship helped you to manage this escalation in costs?


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 John, I'd say, at this point, we have not relied upon AB. We are not utilizing, and have not requested to utilize, AB for purchase of any of our supplies other than the packaging materials that we buy through one of their suppliers. In the future, it's an opportunity, I think, that we could use. But, it is not something that we really have done in the past.


--------------------------------------------------------------------------------
 John Sabo Analyst


 And how about on the Widmer side, Terry?


--------------------------------------------------------------------------------
 Terry Michaelson  - Craft Brands Alliance - President


 On the Widmer side, basically, been the same. There have been times periodically where we've explored that option in the past as well. But, until we got into this situation, there really wasn't much advantage for us, especially at the level that we were buying and the variety we were buying. But, we are looking very, very closely at that at this point. As Dave said, all angles from the joint scope that we have to how we may partner with AB. Up to this point, it really -- there really had not been a benefit based on size of purchases and variety of purchases.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. All right.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 The affiliation -- I think the affiliation helps in all reality. I mean, just knowing that we are a partner with Anheuser-Busch has a shadow affect that is helpful to us. We've had, historically, we have had an relationship with AB where we bought malted barley years back. And then, ultimately, determined that that pricing came just as favorably direct. T

They have assisted, as Jay mentioned, through the glass and we did a little bit of purchasing of hops this year, thanks to AB's having a bit of surplus that we were able to buy a little bit of our needs for next year through them, which was very helpful. So, they're a great partner in that respect. And they're willing to help us and talk with us as they can legally in the relationship. And that's a -- I think that bodes well for us potentially in the future.


--------------------------------------------------------------------------------
 John Sabo Analyst

 Okay. Thanks. Just in reading through the public documents, particularly on the Hook side, there's been some commentary about the difference in the profit margin between draft and packaged. And just as we're talking here, it seems to me the national sales strategy that you're planning on for the deal, is that going to end up with a greater skew toward packaged or bottled product as opposed to draft?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Yes, I think--


--------------------------------------------------------------------------------
 John Sabo Analyst


 And if so, what sort of the -- what is the impact from a margin standpoint on that?


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Well, John, Terry historically talked about how the Widmer brand has been stronger on-premise draft than off-premise. Redhook, historically, at least over the last 10 years anyway, has been much more of a package-driven than on-premise. I think you're going to see, as we -- there's kind of finite number of bars and tap handles to be had out there.

And I think as we gain distribution, we'll always emphasize the on-premise -- the importance of that trial and sampling. But, as our business grows, we have to leverage the off-premise portion of that, which is a much higher revenue per barrel. But, of course, has the cost of packaging there as well.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Yes,  draft beer as a percentage  of total beer had  declined  every year since
1936.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay. And then what sort of the dollar contribution per barrel? You had said it had lower margins, but higher dollar sales.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 We don't talk about it. I mean, draft beer costs less per ounce than bottled beer. But, of course, you don't have the packaging because the packaging is fully recycled. But, at the end of the day, brewers love to sell draft beer, I got to tell you. And there's got to be a reason.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 I don't think we disclose the specific--


--------------------------------------------------------------------------------
 Anne Mueller  - Redhook Ale Brewery - Director - SEC Filings


 We don't.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 -- margin --


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO

 Yes.


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 -- dollars, yes.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Well, you have talked about the impact it's had.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 We talked about the mix.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Right.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 We do talk about the mix when we talk about the ratio of draft total is one element of the mix.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Right, so, there's the ratio aspect and then there's the absolute dollar contribution aspect. So, if you're looking at a barrel of draft versus a barrel of bottled, is the dollar contribution to profit fairly similar? Or, is it still significantly lower for bottled?


--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 I don't know. I should know the answer to that question.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 I think the contribution ultimately is slightly lower with packaged than draft. But we don't disclose the specific numbers. We got a few looking around, going through their -- to see if (inaudible) at the moment to see what we can find.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 I think we should start to think about buttoning up the call. You have one more question, John?


--------------------------------------------------------------------------------
 John Sabo Analyst


 Yes, sure, and I appreciate the amount of time you've--


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 They're very, very similar. The gross margin per barrel is actually -- is ever so slightly higher in packaged than draft. But, they're very similar.

--------------------------------------------------------------------------------
 Jay Caldwell  - Redhook Ale Brewery, Incorporated - CFO


 It shouldn't be, but, oh, well.


--------------------------------------------------------------------------------
 John Sabo Analyst


 Okay.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Go ahead.


--------------------------------------------------------------------------------
 John Sabo Analyst


 All right.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 What's the last question?


--------------------------------------------------------------------------------
 John Sabo Analyst


 Yes, the last question was have you obtained all the regulatory approvals that you need to close the deal shortly after the vote?


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 We --


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Oh, I'm sorry.


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 -- One of the benefits of the thing taking so long is that I think the regulators are actually asking us when it's going to be over.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO


 Yes, I won't say that absolutely everything is completely checked off yet. Everything is in line to go effective at the closing of the deal. And there's a lot of -- there's been a ton of preplanning. And it was one of the major parts in integration, too, has been--


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 Regulatory.


--------------------------------------------------------------------------------
 David Mickelson  - Redhook Ale Brewery, Incorporated - President, COO

 -- regulatory to get it all filed and then properly buttoned up. So, we're very confident that we won't have any regulatory issues come merger date.


--------------------------------------------------------------------------------
 John Sabo Analyst


 And --


--------------------------------------------------------------------------------
 Paul Shipman  - Redhook Ale Brewery, Incorporated - Chairman, CEO


 So, that is the end of the call. We appreciate everybody's time. And we'll look forward to talking to you next quarter.


--------------------------------------------------------------------------------
Operator


 Thank you  for  attending   (inaudible)   conference.   This   concludes   your
presentation. You may now disconnect. Good day.

--------------------------------------------------------------------------------

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